UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 3, 2006

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COVENANT TRANSPORT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2006, Covenant Transport, Inc., a Tennessee corporation and wholly-owned operating subsidiary of the registrant ("Covenant-TN"), entered into a purchase and sale agreement (the "Purchase and Sale Agreement") with CT Chattanooga TN, LLC, a Delaware limited liability company and subsidiary of SunTrust Equity Funding, LLC (the "Purchaser"). Pursuant to the terms of the Purchase and Sale Agreement, Covenant-TN sold certain property including its headquarters facility, a maintenance facility, a body shop, and approximately forty-six (46) acres of surrounding property in Chattanooga, Tennessee (the "Property") to the Purchaser for a purchase price of $30 million. Concurrent with the sale of the Property, Covenant-TN and the Purchaser entered into a twenty-year lease agreement (the "Lease Agreement"), whereby Covenant-TN will lease back the Property at an annual rental rate of approximately $2.5 million, subject to annual rent increases of 1.0%. Under the Lease Agreement, Covenant-TN has eight (8) consecutive options to extend the term of the lease by five (5) years for each such option. If the Purchaser decides to sell or otherwise convey title to the Property during the term of the Lease Agreement, Covenant-TN shall have a right of first refusal to purchase the Property on the same terms offered to any third party.

In consideration of, and as an inducement to, the Purchaser's agreement to enter into the above described sale/lease back arrangement, the registrant concurrently executed a lease guaranty, pursuant to which it guaranteed the prompt payment when due of all rent payments to be made by Covenant-TN under the Lease Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference herein.

As a result of the sale/lease back arrangement, the registrant recognized an approximate $2.1 million gain, which will be amortized ratably over the life of the lease. The registrant realized net, after-tax proceeds of approximately $29.0 million from the sale of the Property. The registrant used the cash proceeds to pay down borrowing under its revolving credit facility and to purchase revenue equipment.

The lease will be accounted for as an operating lease. Accordingly, the approximately $27.7 million net book value allocated to the Property will no longer be recorded under property and equipment on the registrant's balance sheet. The principal effects on the registrant's statement of operations will be to increase terminal lease expense, which is recorded under general supplies and expenses, and decrease depreciation and interest expenses. For the first full year, the registrant expects an increase in net lease expense of approximately $2.4 million. This increase in net lease expense will reflect an offset of approximately $105,000 relating to a portion of the approximate $2.1 million deferred gain, which is amortized over 20 years. The registrant expects a savings of approximately $1.1 million in depreciation expense and $1.8 million in interest expense in the first full year. The expected reduction in interest expense is based on interest applicable to the debt paid down with proceeds from the sale of the Property.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	10.18	Purchase and Sale Agreement dated April 3, 2006, between Covenant Transport, Inc., a Tennessee corporation, and CT Chattanooga TN, LLC, a Delaware limited liability company
	10.19	Lease Agreement dated April 3, 2006, between Covenant Transport, Inc., a Tennessee corporation, and CT Chattanooga TN, LLC, a Delaware limited liability company
10.20
Lease Guaranty dated April 3, 2006, by Covenant Transport, Inc., a Nevada corporation, for the benefit of CT Chattanooga TN, LLC, a Delaware limited liability company and subsidiary of SunTrust Equity Funding, LLC

The information contained in this report and in Exhibits 10.18, 10.19, and 10.20 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based upon the current beliefs and expectations of the registrant's management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which may cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying such statements. Accordingly, actual results may differ from those set forth in the forward-looking statements. In this Current Report on Form 8-K, statements relating to registrant's expectation of future expenses are forward-looking statements. Such statements are not capable of being subjected to the review procedures associated with the release of actual financial results and are premised on management's assumptions regarding, among other things, registrant's future cost of borrowing. For risks and uncertainties that could affect the registrant's actual results, readers should review and consider the risk factors contained in the registrant's filings with the Securities and Exchange Commission. The registrant disclaims any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORT, INC.

Date: April 7, 2006	By:	/s/ Joey B. Hogan
Joey B. Hogan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.18	Purchase and Sale Agreement dated April 3, 2006, between Covenant Transport, Inc., a Tennessee corporation, and CT Chattanooga TN, LLC, a Delaware limited liability company
10.19	Lease Agreement dated April 3, 2006, between Covenant Transport, Inc., a Tennessee corporation, and CT Chattanooga TN, LLC, a Delaware limited liability company
10.20
Lease Guaranty dated April 3, 2006, by Covenant Transport, Inc., a Nevada corporation, for the benefit of CT Chattanooga TN, LLC, a Delaware limited liability company and subsidiary of SunTrust Equity Funding, LLC